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                                                                    Exhibit 10.4

                            CHICAGO TITLE CORPORATION
                          DIRECTORS' STOCK OPTION PLAN

1. Purpose. The purpose of the Chicago Title Corporation Directors' Stock Option Plan (the "Plan") is to advance the interests of Chicago Title Corporation (the "Corporation") and its stockholders by encouraging increased stock ownership by members of the Board of Directors (the "Board") of the Corporation who are not employees of the Corporation or any of its subsidiaries, in order to promote long-term stockholder value through continuing ownership of the Corporation's common stock.

2. Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan ("Options" ). The Board shall have the power to construe the Plan, to determine all questions arising thereunder and, subject to the provisions of the Plan, to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Corporation to execute and deliver documents on behalf of the Corporation. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

3. Participation. Each member of the Board of the Corporation who is not an employee of the Corporation or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive an Option in accordance with Paragraph 5 below. As used herein, the term "subsidiary" means any corporation at least 40 percent of whose outstanding voting stock is owned, directly or indirectly, by the Corporation.

4. Awards Under the Plan.

      (a) Types of Awards. Awards under the Plan shall consist only of Options, which are rights to purchase shares of common stock, par value $1.00 per share, of the Corporation (the "Common Stock" ). Such Options are subject to the terms, conditions and restrictions specified in Paragraph 5 below.

      (b) Maximum Number of Shares That May Be Issued. There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 100,000 shares of Common Stock, subject to adjustment as provided in Paragraph 6 below.

      (c) Rights With Respect to Shares. A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any shares of Common Stock issuable pursuant to any such Option until the date of the issuance of a

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stock certificate to him for such shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

5. Nonqualified Stock Options. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

      (a) The Option exercise price shall be the fair market value of the shares of Common Stock subject to such Option on the date the Option is granted, which shall be the average of the high and the low sales prices of a share of Common Stock on the date of grant as reported on the New York Stock Exchange Composite Transactions Tape or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the New York Stock Exchange was open for trading.

      (b) Subject to Section 5(e) hereof and except as otherwise determined by the Board of Directors, the Option shall have a term of 10 years from the date it is granted.

      (c) Each Non-Employee Director shall automatically receive an Option for 1,000 shares of Common Stock on June 18, 1998. Thereafter, beginning in calendar year 1999, as of the first business day after the conclusion of each annual meeting of stockholders of the Corporation, each Non-Employee Director shall automatically receive an Option for 1,000 shares of Common Stock.

      (d) The Option shall be transferable only by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by him.

      (e) The Option shall not be exercisable:

            (i) before the expiration of one year from the date it is granted or after the expiration of ten years from the date it is granted and may be exercised during such period as follows: one-third (33 1/3 percent) of the total number of shares of Common Stock covered by the Option shall become exercisable each year beginning with the first anniversary of the date it is granted; provided that an Option shall automatically become immediately exercisable in full (A) in the event of a Change in Control of the Corporation, or (B) when the Non-Employee Director ceases to be a Non-Employee Director for any reason other than death;

            (ii) unless payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise; such payment shall be made

                  (A) in United States dollars by cash or check, or

                  (B) in lieu thereof, by tendering to the Corporation shares of
            Common Stock owned by the person exercising the Option and having a


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            fair market value equal to the cash exercise price applicable to such Option, such fair market value to be the average of the high and the low sales prices of a share of Common Stock on the date of exercise as reported on the New York Stock Exchange Composite Transactions Tape, or, if the New York Stock Exchange is closed on that date, on the last preceding date on which the New York Stock Exchange was open for trading, or

                  (C) by a combination of United States dollars and shares of
            Common Stock as aforesaid; and

            (iii) unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Corporation, except that

                  (A) if such person shall cease to be such a Non-Employee
            Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person, at any time within one year of the date he ceased to be such a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(e)(i) above), may exercise the Option with respect to any shares of Common Stock as to which he has not exercised the Option on the date he ceased to be such a Non-Employee Director; or

                  (B) if any person to whom an Option has been granted shall die holding an Option that has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(e)(i) above), exercise the Option with respect to any shares of Common Stock as to which the decedent could have exercised the Option at the time of his death.

6. Dilution and Other Adjustments. In the event of any corporate transaction involving the Corporation (including, without limitation, any subdivision or combination or exchange of the outstanding shares of Common Stock, stock dividend, stock split, spin-off, split-off, recapitalization, capital reorganization, liquidation, reclassification of shares of Common Stock, merger, consolidation, extraordinary cash dividend, or sale, lease or transfer of substantially all of the assets of the Corporation), the number or kind of shares that may be issued under the Plan pursuant to subparagraphs 4(a), 4(b) and 5(c) above shall be automatically adjusted to give effect to the occurrence of such event, and the number or kind of shares subject to, or the Option price per share under, any outstanding Option shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option


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exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

7. Miscellaneous Provisions.

      (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Corporation.

      (b) A participant's rights and interest under the Plan may not be assigned or transferred in whole or in part either directly or by operation of law or otherwise (except, in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

      (c) No shares of Common Stock shall be issued hereunder unless counsel for the Corporation shall be satisfied that such issuance will be in compliance with applicable federal, state and other securities laws.

      (d) It shall be a condition to the obligation of the Corporation to issue shares of Common Stock upon exercise of an Option, that the participant (or any beneficiary or person entitled to act under subparagraph 5(e)(iii)(B) above) pay to the Corporation, upon its demand, such amount as may be requested by the Corporation for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Corporation may refuse to issue shares of Common Stock.

      (e) The expenses of the Plan shall be borne by the Corporation.

      (f) The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares upon exercise of any Option under the Plan and issuance of shares upon exercise of Options shall be subordinate to the claims of the Corporation's general creditors.

      (g) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, the Plan, the terms and conditions of any agreement embodying awards of Options and any action taken under the Plan by the Corporation or the Board.

      (h) The masculine pronoun means the feminine and the singular means the plural wherever appropriate.


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      (i) The appropriate officers of the Corporation shall cause to be filed any reports, returns or other information regarding Options hereunder or any shares of Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

      (j) For purposes of the Plan, the term "Change in Control" of the Corporation means:

            (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
      Act) of fifty percent (50%) or more of either (A) the then outstanding shares of capital stock of the Corporation (the "Outstanding Corporation Capital Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Corporation Voting Securities") in a tender offer or exchange offer made to all of the stockholders of the Corporation (provided, however, that a Change in Control shall not include any of the following transactions: (1) any acquisition by or from the Corporation or any of its subsidiaries, (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any of its subsidiaries, or (3) any acquisition by any corporation with respect to which, following such acquisition, more than fifty percent (50%) of the then outstanding shares of capital stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Capital Stock and Corporation Voting Securities immediately prior to such acquisition, in substantially the same proportion as their ownership immediately prior to such acquisition of the Outstanding Corporation Capital Stock and Corporation Voting Securities, as the case may be); or

            (ii) Approval by the stockholders of the Corporation of a reorganization, merger or consolidation (a "Business Combination") with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Corporation Capital Stock and Corporation Voting Securities immediately prior to such Business Combination will not, following such Business Combination, beneficially own, directly or indirectly, more than fifty percent (50%) of, respectively, the then outstanding shares of capital stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from the Business Combination, in substantially the same proportion as their ownership immediately prior to such Business Combination of the Outstanding Corporation Capital Stock and Corporation Voting Securities, as the case may be; or


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            (iii) Approval by the stockholders of the Corporation of a sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation with respect to which, following such sale or disposition, more than fifty percent (50%) of, respectively, the then outstanding shares of capital stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Capital Stock and Corporation Voting Securities immediately prior to such sale or disposition, in substantially the same proportion as their ownership immediately prior to such sale or disposition of the Outstanding Corporation Capital Stock and Corporation Voting Securities, as the case may be; or

            (iv) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

8. Amendment or Discontinuance. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable, provided, however, that (a) no amendment or modification may become effective without approval by the stockholders of the Corporation if the Corporation, on advice of counsel, determines that stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Corporation determines that stockholder approval is otherwise necessary or desirable; and
(b) Paragraph 3 and subparagraphs 5(a) and 5(d) shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules under either of such laws. Except to the extent otherwise required by the Corporation's Certificate of Incorporation or the Corporation's By-Laws, the stockholders shall be deemed to have approved an amendment or modification to the Plan which is submitted to the stockholders for approval if and when such amendment or modification is approved at a meeting of the stockholders by a majority of the voting power of the Voting Stock (all as defined in the Corporation's Certificate of Incorporation) present in person or represented by proxy and entitled to vote at such meeting. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.

9. Termination. The Plan shall terminate upon the earlier of the following dates or events to occur: (a) upon the adoption of a resolution of the Board terminating the Plan; or (b) June 30, 2002. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

June 15, 1998


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